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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):           February 1, 2006
                                                   -----------------------------

                            The Lamson & Sessions Co.
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             (Exact name of registrant as specified in its charter)



           Ohio                         1-313                    34-0349210
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


     25701 Science Park Drive, Cleveland, Ohio                 44122-7313
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     (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (216) 464-3400
                                                           --------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  REGULATION FD DISCLOSURE.

         On January 31, 2006, Dow Jones Newswire issued a press release based on an interview with John B. Schulze, Chairman of the Board and Chief Executive Officer of The Lamson & Sessions Co. (the "Company"), and James J. Abel, Executive Vice President, Secretary, Treasurer and Chief Financial Officer of the Company, regarding the Company's fourth quarter and full year 2005 earnings estimates, as well as the Company's estimated earnings for part of 2006. A copy of such press release is included as Exhibit 99.1 hereto and incorporated herein by reference.

         The Company believes that certain statements in this report and the attached press release constitute forward-looking statements that involve risks and uncertainties within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expected as a result of a variety of factors, such as: (i) the volatility of resin pricing,
(ii) the ability of the Company to pass through raw material cost increases to its customers, (iii) the continued availability of raw materials and consistent electrical power supplies; (iv) maintaining a stable level of housing starts, telecommunications infrastructure spending, consumer confidence and general construction trends and (v) any adverse change in the country's general economic condition affecting the markets for the Company's products. Because forward-looking statements are based on a number of beliefs, estimates and assumptions by management that could ultimately prove to be inaccurate, there is no assurance that any forward-looking statement will prove to be accurate.

         This Form 8-K and the attached Exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits:
         --------

             Number          Exhibit
             ------          -------

              99.1           Press release, dated January 31, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE LAMSON & SESSIONS CO.



                               By:  /s/ James J. Abel
                                   ----------------------------
                                   Name:  James J. Abel
                                   Title: Executive Vice President, Secretary,
                                          Treasurer and Chief Financial Officer


Dated:  February 1, 2006




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                                INDEX TO EXHIBITS



         NUMBER         EXHIBIT
         ------         -------

          99.1          Press release, dated January 31, 2006



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